SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
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                                  FORM 8-K



                               Current Report

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported) April 10, 2000


                       HOMESTEAD VILLAGE INCORPORATED
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           (Exact Name of Registrant as Specified in its Charter)


                                  Maryland
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               (State or Other Jurisdiction of Incorporation)


           1-12269                                   74-2770966
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    (Commission File Number)             (I.R.S. Employer Identification  No.)



         2100 RiverEdge Parkway, Atlanta, Georgia           30328
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        (Address of Principal Executive Offices)         (Zip Code)


                               (770) 303-2200
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            (Registrant's Telephone Number, Including Area Code)


                               Not applicable
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       (Former name or former address, if changed since last report)










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Item 5.  Other Events

         On April 10, 2000, Homestead Village Incorporated ("Homestead") announced that it had engaged a financial advisor to assist a newly created special committee of the board of directors in evaluating a proposal Homestead received from Security Capital Group Incorporated to acquire the shares of Homestead common stock that it does not already own. A copy of this press release is filed as an exhibit to this report and is incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Statements and Exhibits.

         (a)      Financial Statements of Businesses Acquired.

                  None.

         (b)      Pro Forma Financial Information.

                  None.

         (c)      Exhibits.

                  99.1     Press Release dated April 10, 2000.





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                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     HOMESTEAD VILLAGE INCORPORATED



Dated: April 10, 2000                By: /s/ James C. Potts
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                                         James C. Potts
                                         President and Chief Operating Officer